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                                                                   EXHIBIT 10.28

                           AMENDMENT AND ASSIGNMENT
                                      OF
                     RESTATED CHANGE IN CONTROL AGREEMENT


     THIS AMENDMENT AND ASSIGNMENT OF RESTATED CHANGE IN CONTROL AGREEMENT is made as of April 25, 2001, by and among ESSEX BANCORP, INC. ("Bancorp"), EARL McPHERSON ("Employee") and ESSEX ACQUISITION CORP. ("Essex Acquisition").

                                  WITNESSETH:

     WHEREAS, Bancorp and Employee entered into a Restated Change in Control Agreement dated as of October 1, 1999 (the "Agreement"); and

     WHEREAS, in connection with a "going-private" transaction contemplated by Bancorp, Bancorp will be merged with and into Essex Acquisition, its wholly-owned subsidiary, pursuant to an Agreement and Plan of Merger dated as of March 29, 2001 (as the same may be amended from time to time, the "Merger Agreement"); and

     WHEREAS, Bancorp desires to assign the Agreement to Essex Acquisition in connection with the transactions contemplated by the Merger Agreement, and Essex Acquisition has agreed to accept such assignment of the Agreement subject to the amendments made hereby; and

     WHEREAS, Bancorp and Employee desire to amend the Agreement to clarify the definition of "Change in Control".

     NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. In the event of a conflict between the terms of this Amendment and Assignment and the Agreement, the terms of this Amendment and Assignment shall control.

     2. Effective as of the date hereof, the last sentence of Section 1(b) of the Agreement is hereby amended and restated in its entirety as follows:
                        -------     --------

          "Any provision herein to the contrary notwithstanding, no Change in Control shall be deemed to occur as a result of:
          (1) any transaction prior to April 1, 2001; (2) any purchase, transfer, or other disposition of the Series B or Series C preferred shares of Bancorp; (3) any exercise, conversion or transfer of warrants or options of Bancorp which were issued prior to 1996 (and any such exercise, conversion

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          or transfer shall be disregarded in determining whether a
          Change in Control has occurred); and/or (4) any consolidation or merger of Bancorp with or into a wholly-owned subsidiary of Bancorp."

     3. Effective as of the Effective Time (as defined in the Merger Agreement), Bancorp shall be deemed to have assigned to Essex Acquisition the Agreement and all of Bancorp's rights, duties and obligations thereunder and Essex Acquisition shall be deemed to have accepted such assignment.

     4. Except as modified by the provisions of this Amendment and Assignment, all of the terms of the Agreement shall remain in full force and effect.

     5. This Amendment and Assignment may be executed in any number of counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Assignment as of the day and year first above written.

                                      ESSEX BANCORP, INC.



                                      By:  /s/ Gene D. Ross
                                           -----------------------------------
                                             Name:  Gene D. Ross
                                                    --------------------------
                                             Title: President
                                                    --------------------------


                                      /s/ Earl McPherson
                                      ----------------------------------------
                                      EARL McPHERSON


                                      ESSEX ACQUISITION CORP.



                                      By:  /s/ Gene D. Ross
                                           -----------------------------------
                                             Name:  Gene D. Ross
                                                    --------------------------
                                             Title: President
                                                    --------------------------

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